UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	July 9, 2008

Toreador Resources Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-02517	75-0991164
(Commission File Number)	(IRS Employer Identification No.)

13760 Noel Road, Suite 1100
Dallas, Texas	75240
(Address of Principal Executive Offices)	(Zip Code)

(214) 559-3933
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     Regulation FD Disclosure.

Attached hereto as Exhibit 99.1 is a press release issued by Toreador Resources Corporation (“Toreador”) on July 9, 2008 announcing the authorization by its board of directors to repurchase up to $10 million of its 5% convertible senior notes due 2025 over the next six months and the retention of Merrill Lynch & Co. to assist in exploring strategic alternatives for Toreador.

Pursuant to General Instruction B.2 of Form 8-K, the information in this Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and is not incorporated by reference into any filing of Toreador, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.     Financial Statements and Exhibits.

(d)	Exhibits

Pursuant to General Instruction B.2 of Form 8-K, the following exhibit is furnished with this
Form 8-K.

	99.1	Press Release, dated July 9, 2008.

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOREADOR RESOURCES CORPORATION

Date:	July 9, 2008
		By:	/s/ Nigel J. Lovett
Nigel J. Lovett, President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated July 9, 2008.